SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 28, 2004

CHARTER ONE FINANCIAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-15495	34-1567092
(State or other jurisdiction of incorporation	(Commission File Number)	(I.R.S. Employer
or organization)		Identification No.)

1215 Superior Avenue, Cleveland, Ohio		44114
(Address of principal executive offices)		(Zip Code)

(216) 566-5300
(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since report)

ITEM 9. Regulation FD Disclosure

On January 28, 2004, the Registrant participated at the Citigroup Smith Barney Financial Services Conference in New York, New York. The materials presented by the Registrant follow and are also available through the Registrant’s web site at www.charterone.com. In addition, a copy of the materials may be obtained from the Registrant’s Investor Relations Department at (800) 262-6301.

Citigroup Smith Barney 2004 Financial Services Conference January 27-29, 2004

Forward-Looking Information This presentation contains certain estimates of future operating trends for Charter One Financial, Inc., as well as estimates of financial condition, operating efficiencies, revenue creation, lending origination, loan sale volumes, charge-offs and loan loss provisions. These estimates constitute forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995), which involve significant risks and uncertainties. Actual results may differ materially from the results discussed in these forward-looking statements. Reference is made to Charter One's filings with the SEC, such as the latest annual report on Form 10-K and quarterly reports on Form 10-Q, for information regarding factors that could cause actual results to differ materially from those described in the forward-looking statements.

Charter One at a Glance Regional bank holding company headquartered in Cleveland, founded in 1934 22nd largest publicly traded U.S. bank Listed on NYSE: "CF" Member of S&P 500 Index $7.9 B market cap

Charter One at a Glance Operates through 592 branches in nine states 446 traditional & 146 in-store branches Focus on consumer banking niche Strong retail banking track record organic deposit growth among best in industry excess asset generator - driving asset mix shift Extremely efficient operation 40/45% efficiency ratio, cornerstone of business plan

CF Historical Earnings Growth Originally Reported Operating EPS 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 East 0.3 0.39 0.38 0.7 0.79 0.95 1.04 1.1 1.29 1.43 1.61 1.81 1.89 2.1 2.45 2.74 *In years with poolings, data is 3 qtrs stand alone, 4th qtr pooled Compounded annual earnings growth thru 2003: 10 yr - 10% 5 yr - 11% Per Share (adjusted for stock splits/dividends thru 9/30/02)

Dividend Growth '88 '89 '90 '91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 Ann Div 0.0695 0.0758 0.0884 0.0995 0.1106 0.1469 0.2097 0.2665 0.3203 0.3703 0.4325 0.5167 0.6125 0.7166 0.8295 0.98 Out of Top 25 Banks, CF ranks #19 in Payout Ratio & #14 in Yield . . . room to move . . . 19% growth rate compounded annually

Key Operating Results - 2003 EPS $2.74 $2.45 ROA 1.45% 1.47% ROE 19.45% 19.38% ROTE (1) 22.51% 22.31% Efficiency 42.34% 39.54% (1) Return on tangible equity 2003 2002

Balance Sheet Strategy Asset Mix Emphasis on reducing I-4 family exposure MBS/1-4 family loans down $3.4 B, or 15%, since high point at 6/30/03 Future balance sheet growth driven by non 1-4 family portfolio growth non 1-4 family up $1.6 B, or 9%, in 2003; $4.0 B, or 22%, before securitizations strongest growth in HELOC (21%) & small business (48%)

NCO/avg loans (ann) .38% .37%* NPLs/loans .60% .55% NPAs/loans .73% .70% Underperforming assets/loans .89% .94% Allowance/loans 1.34% 1.24% Allowance/NCO (ann) 3.8 yrs 3.4 yrs* *2002 excludes $27.3 M resulting from NCO policy change in 2Q02 Overall Credit Profile 2003 2002

Balance Sheet Strategy Debt Retirement FHLB Advance maturities as of 12/31/03: $2.25 B @ 6.27% in '05/early '06 $2.80 B @ 5.30% in '07/early '08 Retiring '05/06 debt estimated prepayment penalty of $.45 to $.50 per share in 1Q04

Balance Sheet Strategy Debt Retirement Benefits Adds $.20-$.25 to '04 EPS & $.10-$.15 to '05 EPS Adds approx 20 bp to margin Accelerates reduction in 1-4 family/MBS exposure 35% of earning assets by 12/05 Enhances core earnings visibility of retail bank

2004 EPS Guidance High Low Projected GAAP EPS $2.55 $2.40 Prepay penalty .45 .50 EPS excl prepay $3.00 $2.90

Drivers of 2004 Earnings Retail banking revenue growth fed by NIB & de novo success provides 5-6% EPS growth Lower demand on provision economy strengthening year-end reserves provide almost 4 years coverage to 4Q charge-offs Strong non 1-4 family portfolio growth projecting 2004 growth in excess of 20%, before securitizations

Drivers of 2004 Earnings Capital management flexibility remains intact repurchased 50 M shares since 1996; $1.3 B in capital Key questions: level of balance sheet leverage degree of franchise investment/expansion economic & interest rate environment

Retail Banking Earnings Growth Increase revenue from existing customers Increase customers in existing stores Increase franchise footprint 3 Ways to Grow Revenue

Evolution of a Revenue Growth Plan Locate area where Retail Model works best Identify why model works Embrace role of mass seller of banking products Set strategic objectives consistent with mass market retailer Develop marketing programs around strategic goals Expand footprint in similar markets

Build Our Retail Brand on 3 Tenets Value Convenience Ease of use

2003 Big Three De novo added net 118 in 2003 - 26% growth Growth in checking accounts - Net 135,000 net growth - 10% Growth in noninterest-bearing checking $700 M - 50% annual growth Industry Leader in all three categories

Demonstrated same store sales competency Industry-leading in-store banking competency Unique trade area de novo initiatives 2003 Success - De Novo Expansion

2003 De Novo Expansion CF CBH FITB TCB BAC % Growth 0.27 0.2 0.06 0.048 0.036

2003 Expansion 2003 2003 % Division Existing Adds Footprint Growth Ohio 93 26 119 28% Michigan* 123 19 142 15 WNY 63 50 113 79 ENY 101 12 113 12 Illinois 81 24 105 30 Total 461 131 592 28% *Michigan division includes Indiana

In-Store Partners Tops Farmer Jack Kroger K-Mart Rini Rego Dave's Price Chopper Hillers Dominicks Food 4 Less Marsh Meijer Butera Acme Catalanos Hannaford Buehlers Grand Union Valli Starbucks

2003 Success - De Novo Expansion New banking centers 121 total Capital cost $48 M Operating expense $19 M Revenue $6 M

In-Store De Novo Growth Model Inception: $250,000 Capital Cost $250,000 Operating Expense Deposits $10M DDA Accounts 1,000 Spread $ 300,000 Non Interest Income $ 250,000 Efficiency Ratio 45.7% 12 Mos. Deposits $15M DDA Accounts 2,000 Spread $ 450,000 Non Interest Income $ 500,000 Efficiency Ratio 26.4% 24 Mos. Deposits $20M DDA Accounts 3,000 Spread $ 600,000 Non Interest Income $ 750,000 Efficiency Ratio 18.6% 36 Mos.

2003 Success - Buffalo De Novo Added 25 banking centers; now 43 Locations Existing locations grew net DDA 14% Total revenue in Buffalo grew 35%

2003 Success - Net Checking Growth Noninterest-bearing - 246,000 NET accts Growth translates into 35% increase Net household growth of 16% Shifted growth from interest-bearing

2003 Success - Checking Mix Shift 12/31/02 12/31/03 Noninterest-bearing 51% 63% Interest-bearing 49% 37% Dramatic shift in consumer checking accounts

2003 Success - NIB Balance Growth Consumer Balances +$450 M, or 51% Business Balances +$250 M, or 48% Total Growth $700M, or 50%

Small Business Deposit Growth 1999 2000 2001 2002 2003 Deposits 374 428 762 1250 2110 # of accts 46 48 58 71 126 2003 growth: 69% in $; 77% in accts

1/1/2003 2/1/2003 3/1/2003 4/1/2003 5/1/2003 6/1/2003 7/1/2003 8/1/2003 9/1/2003 10/1/2003 11/1/2003 12/1/2003 1/1/2004 2/1/2004 3/1/2004 4/1/2004 5/1/2004 6/1/2004 7/1/2004 8/1/2004 9/1/2004 10/1/2004 11/1/2004 12/1/2004 Cost of Funds 0.0208 0.0197 0.0202 0.02 0.0182 0.0178 0.0171 0.0164 0.0165 0.0165 0.0165 0.0165 0.01625 0.016 0.01575 0.0155 0.01525 0.015 0.01475 0.0145 0.01425 0.014 0.01375 0.0135 Deposits 1422.8 1508.7 1530.4 1500.1 1656.6 1674.8 1713.8 1912.6 1890.1 2012.2 2087 2162 2245 2328 2411 2494 2577 2660 2743 2826 2909 2992 3075 3158 Cost of Funds/NIB Deposits

NIB Deposit Growth 2003 Progression 12/31/2002 3/31/2003 6/30/2003 9/30/2003 12/31/2003 Retail 1306 1446 1622 1816 2025 Corporate/custodials 884 939 1034 945 508 2190 2385 2656 2761 2533 ($ in millions) Total $2,190 $2,385 $2,656 $2,761 $2,533

1997 1998 1999 2000 2001 2002 2003 100 130 160 204 245 284 329 +23% +29% +20% +16% +30% Deposit-Related Revenue ($ in millions) *2003 impact of MasterCard settlement on debit approx $6.0 M 16%, 18% adj for MC settlement

2003 Success - IL Revenue Growth Existing franchise producing strong results Net DDA growth of 6.5% Revenue growth of 31%

And The 4th Quarter Goes To . . . Efficiency Linked 4Q Ratio Quarter* '03/'02 4Q03 CF 37% 16% 46.6% WM 1 5 64.8 ONE 1 8 61.4 TCB (14) 1 60.6 SOV 2 10 53.0 FITB (1) 11 47.3 NCC 4 7 51.4 *annualized

1996 - 2006 CF Total Expense 412 Retail Revenue 474 Cumulative Change CF Expense vs. Retail Revenue ($ in M)

2004 Planned De Novo Expansion 2004 2004 % Division Existing Adds Footprint Growth Ohio 119 13 132 11% Michigan* 142 55 197 39 WNY 113 7 120 6 ENY 113 27 140 24 Illinois 105 23 128 22 Total 592 125 717 21% *Michigan division includes Indiana

Retail Footprint at 12/31/02 Trad In-store 2002

Retail Footprint at 12/31/04 Trad In-store 2002 2003 de novos 2004 proposed de novos

In-Store Network Grew from 48 to 146 stores in 2003 ... 300%! Currently 7th largest in-store network in US 73 stores in 2004 takes us to 219 stores among Top 5 in the country

Head to Head Competition % of COB Franchise Bank in 1 Mile Radius Key Bank 26% Bank One 26% National City 23% Fifth Third 17%

Charter One as an Innovator

It takes 2 to 4 years for an organization to learn how to create new growth.

Retail Banking Leader Board Retail Strategy Rollout CF NCC/KEY/ONE Free Checking 1989 2002 Comprehensive incentives for banking centers 1993 2002 Comprehensive service initiatives 1994 2001 Branch capital improvements 1995 2003 Employees hired from non-bank retail 1997 2002 Sales platform technology 1998 2003

Retail Banking Leader Board Retail Strategy Rollout CF NCC/KEY/ONE Small business Free Checking 1999 2002 Debit card rewards 2000 2001 Free on-line banking & bill pay 2000 2002 Free on-line business banking & bill pay 2000 2002 Customer management data 2001 2004 Free on-line check images 2002 2002

Retail Banking Leader Board Retail Strategy Rollout CF NCC/KEY/ONE Delayed debit with rewards - small business 2001 Not yet Free gift cards 2002 Not yet Free wire transfers - consumers & small business 2003 Not yet Free checks for life 2003 Not yet

Online Viewing & Money Movement See and move money from any account! see. do!

Appendix Loan / Credit Update as of 12/31/03

Lending Profile - 12/31/03 1-4 Family Cons Direct HELOC Other Consumer Finance Auto Corporate Banking CRE Lease East 0.34 0.04 0.12 0.02 0.04 0.22 0.05 0.09 0.08 1-4 Family 31% $8.8 B Corp Bank 6% $1.7 B Lease 8% $2.1 B CRE/Res Const 10% $3.0 B Auto 22% $6.4 B Retail Consumer 19% $5.5 B Consumer Finance 4% $1.1 B Closed-end 1st/2nd 5% HELOC 12% Other 2% MidMkt 3% Bus Bnk 3% Non 1-4 69% ?

Commercial $6.8 B (24%) Lending Profile - 12/31/03 Seven major lending areas One-to-four $8.8 B Retail consumer 5.5 B Consumer finance 1.1 B Auto finance 6.4 B CRE/Res Const 3.0 B Leasing 2.1 B Corp banking 1.7 B $28.6 B Consumer $21.8 B (76%)

1-4 Family Portfolio Snapshot - 12/31/03 $8.8 B portfolio, 5.3% yield 68% fixed / 32% ARM Average loan size of $160,000 Average LTV on 1st liens (UPB) - 59% Average current FICO 728 85% of portfolio in retail bank footprint NCO ratio - .03% 2003; .05% 2002; .03% 2001 31%

Lending Profile - 12/31/03 Loan Servicing Portfolio Among top 25 largest U.S. servicers @ $28 B; $17 B serviced for others WAC - 6.12% @ 12/31/03 MSR at $177 M, or 1.05% of serviced portfolio includes $83 M valuation allowance average servicing spread 36 bp implies valuation of 2.9x servicing spread

CF vs. MBA 1-4 Delinquency Ratios Total Delinquency Ratio (incl.F/C) By Qtr 97-4 98-1 98-4 99-1 99-2 99-3 99-4 00-3 00-4 01-1 01-2 01-3 01-4 02-1 02-2 02-3 02-4 03-1 03-2 03-3 COMC 0.0391 0.0266 0.0334 0.0234 0.0247 0.029 0.0276 0.0318 0.0317 0.0256 0.0279 0.0309 0.0302 0.0247 0.0263 0.0261 0.0287 0.0228 0.023 0.0237 MBA Adj.* 0.0403 0.0331 0.0381 0.0319 0.0338 0.0349 0.0339 0.0338 0.0395 0.0323 0.0351 0.0393 0.04 0.0332 0.0375 0.0394 0.0411 0.0344 0.0381 0.038 Includes all loans serviced by Charter One Mortgage *Source: Mortgage Bankers Association of America ("MBA") National Delinquency Survey, uses matched portfolio

Retail Consumer Snapshot - 12/31/03 $5.5 B portfolio, 4.4% yield Balance Yield HELOCs $3.4 B 3.8% Closed-end 1sts/2nds 1.5 B 5.4% Marine lending .3 B 6.7% Other .3 B 4.4% $5.5 B 4.4% 19%

Retail Consumer Credit Quality Stats on Combined Portfolio - 12/31/03 NCO ratio - .19% 2003; .23% 2002 NPLs - $10 M (.18%) REO - $2.6 M, 52 units

Retail Consumer Portfolio Growth 1996 1997 1998 1999 2000 2001 2002 2003 Other 0.9 0.7 0.7 0.6 0.7 0.6 0.5 0.6 HELOC 0.3 0.6 0.7 1 1.5 2 2.8 3.4 Closed-end 1sts/2nds 0.3 0.6 1.4 2.1 2.3 2.3 2.2 1.5 ($ in billions) $1.6 B $5.5 B $4.9 B $4.5 B $2.8 B $1.9 B $3.7 B *Net of securitizations - $2.4 B in 2003; $1.0 B in 2002; $1.4 B in 2001 $5.5 B

$3.4 B portfolio, 3.8% yield Growth spurred by "Piggy-back" & PM2 product set Average loan committed since 1/1/00: $54,712 740 FICO, & 79% LTV FICO by product: 85% & 90% LTV - 742 100% LTV - 711 125% LTV - 706 Retail Consumer Snapshot - 12/31/03 HELOCs

HELOC Portfolio - 12/31/03 LTV Product O/S Utilization Avg Bal O/S 85% $ 749 M 40% $28 K 90% 2,188 M 36% $29 K 100% 324 M 62% $19 K 125% 46 M 86% $27 K $3,306 M 39% $27 K

HELOC Portfolio Growth 1996 1997 1998 1999 2000 2001 2002 2003 Other 0.9 0.7 0.7 0.6 0.7 0.6 0.6 2nds 0.1 0.2 0.2 0.2 0.4 0.3 0.2 HELOC 0.3 0.6 0.7 1 1.5 2 2.8 3.4 Direct Con 0.3 0.4 1.2 1.9 1.9 2 1.8 +100% +17% +43% +50% +33% +40% +21%

Retail Consumer Snapshot - 12/31/03 Closed-End 1sts/2nds $1.5 B portfolio, 5.4% yield down from $2.0 B @ 12/31/02 securitized $2.4 B in 2003 Average loan size $57 K Average LTV (UPB) on 1sts 44% Average current FICO 738 99.8% in retail footprint NCO ratio - .07% 2003; .07% 2002

Retail Consumer Snapshot Closed-End 1sts Additional gateway relationship product Refinance product sold through branches securitizable first mortgage, COMC servicing 10 to 15-yr fully amortizing term origination cost $400 fixed-rate, prepayment penalty customer info web access enabled

Consumer Finance Strategic Objectives Launched 3/97 as A-/B+ ("Consumer Finance") single-family lender targeting rejections out of Bank Revised strategy 4/02 - "Alt-A" ("Specialty Lending") home equity wholesale lender - prime, non- conforming, borrowers & FNMA D.U.1,2,3 approved originations non-conforming production since 4/02 - $443 M, 6.6% WAC, 730 FICO A-/B+ portfolio will run off over next few years 4%

Consumer Finance Snapshot - 12/31/03 $1.1 B portfolio, 7.0% yield 99% fixed / 1% ARM 94% 1st liens / 6% 2nd liens $487 M "pre 4/02"; $566 M "post 4/02" Average loan: 1st lien - $97 K, 339-mo term, 655 curr. FICO, LTV 93% 2nd lien - $24 K, 222-mo term, 616 curr. FICO

Consumer Finance Snapshot - 12/31/03 73% of portfolio in retail footprint NCO ratio - 1.52% 2003; 2.60% 2002 NPLs - $43 M (3.92%) REO - $13.8 M, 244 units Recent production: 4Q03 3Q03 2Q03 3Q02 Avg FICO 730 730 717 702 Avg LTV 94% 95% 93% 92% WAC 6.61% 6.44% 6.36% 7.49%

1997 1998 1999 2000 2001 2002 2003 125 250 753 989 1043 985 1093 Consumer Finance Snapshot Portfolio Growth ($ in millions)

RCSB started in 1984; CF acquired in 10/97 Primarily indirect lending, minimal leasing 3,780 franchised dealers in 21 states recent changes - added WI & MI Short average life 29% CAGR since 1996 Auto Finance Strategic Objectives 22%

Auto Finance Snapshot - 12/31/03 $6.4 B portfolio, 4.9% yield 487,000 loans Average balance $12,500 46-mo average remaining term; 19-mo weighted average life 64% new / 36% used

Auto Finance Snapshot - 12/31/03 Yield driven by credit score NCO ratio - .75% in 2003; 1.04% in 2002; ..88% in 2001 REO (repos on hand) - $3.5 M, 787 units (.06%) Proprietary scoring highly predictive

Auto Finance Portfolio Credit Quality Consistently moved up FICO scores on production since 1/1/01: 2003 2002 2001 Q1 749 737 719 Q2 752 739 724 Q3 753 746 731 Q4 751 749 733 744 average FICO for portfolio

1996 1997 1998 1999 2000 2001 2002 2003 1.1 1.7 2.1 2.5 3.2 4.4 5.6 6.4 Auto Finance Portfolio ($ in billions) +55% +24% +19% +28% +38% +14% +27% Indirect lending; negligible leasing

>680 <680 93 7 >680 <680 60 40 Auto Finance Credit Profile Production by FICO Score 60% 40% 7% 93% 1997 2003

Auto Finance Credit Profile 30+ Day Delinquencies 12/98 12/99 12/00 12/01 12/02 12/03 0.0281 0.0184 0.0193 0.0191 0.0094 0.0076

Auto Finance Credit Profile Repossessed Units as % of Total Loans 12/1/2000 3/1/2001 6/1/2001 9/1/2001 12/1/2001 3/1/2002 6/1/2002 9/1/2002 12/1/2002 3/1/2003 6/3/2003 9/3/2003 12/3/2003 0.0032 0.0031 0.0024 0.0032 0.0041 0.0031 0.0018 0.0019 0.0017 0.0016 0.0013 0.0014 0.0016 Illustrates post 9/11 build up

Auto Finance Credit Profile Average Auction Loss ($) 7/1/2000 8/1/2000 9/1/2000 10/1/2000 11/1/2000 12/1/2000 1/1/2001 2/1/2001 3/1/2001 4/1/2001 5/1/2001 6/1/2001 7/1/2001 8/1/2001 9/1/2001 10/1/2001 11/1/2001 12/1/2001 1/2/2002 2/2/2002 3/2/2002 4/2/2002 5/2/2002 6/2/2002 7/2/2002 8/2/2002 9/2/2002 10/2/2002 11/2/2002 12/2/2002 1/3/2003 2/3/2003 3/3/2003 4/3/2003 5/3/2003 6/3/2003 7/3/2003 8/3/2003 9/3/2003 10/3/2003 11/3/2003 12/3/2003 Avg Auction Loss 6267 6069 6342 6647 6645 6689 6315 6603 6478 6488 6462 6794 6921 6970 6882 7227 7994 7979 7332 6943 6986 7029 7119 7102 7161 6858 7410 7744 7826 7660 7490 7070 7062 7070 7286 7332 7274 7012 6970 6624 7002 7184 % of Orig Amount Financed 0.385 0.382 0.383 0.413 0.416 0.414 0.393 0.398 0.387 0.397 0.397 0.405 0.404 0.417 0.415 0.444 0.468 0.458 0.434 0.419 0.4 0.411 0.419 0.413 0.418 0.425 0.438 0.447 0.454 0.442 0.432 0.421 0.421 0.406 0.407 0.416 0.418 0.41 0.402 9/11 Impact

Auto Finance Credit Profile Average Auction Loss (% of $ Financed) 7/1/2000 8/1/2000 9/1/2000 10/1/2000 11/1/2000 12/1/2000 1/1/2001 2/1/2001 3/1/2001 4/1/2001 5/1/2001 6/1/2001 7/1/2001 8/1/2001 9/1/2001 10/1/2001 11/1/2001 12/1/2001 1/2/2002 2/2/2002 3/2/2002 4/2/2002 5/2/2002 6/2/2002 7/2/2002 8/2/2002 9/2/2002 10/2/2002 11/2/2002 12/2/2002 1/3/2003 2/3/2003 3/3/2003 4/3/2003 5/3/2003 6/3/2003 7/3/2003 8/3/2003 9/3/2003 10/3/2003 11/3/2003 12/3/2003 Avg Auction Loss 6267 6069 6342 6647 6645 6689 6315 6603 6478 6488 6462 6794 6921 6970 6882 7227 7994 7979 7332 6943 6986 7029 7119 7102 7161 6858 7410 7744 7826 7660 7490 7070 7062 7070 7286 7332 7274 7012 6970 % of Orig Amount Financed 0.385 0.382 0.383 0.413 0.416 0.414 0.393 0.398 0.387 0.397 0.397 0.405 0.404 0.417 0.415 0.444 0.468 0.458 0.434 0.419 0.4 0.411 0.419 0.413 0.418 0.425 0.438 0.447 0.454 0.442 0.432 0.421 0.421 0.406 0.407 0.416 0.418 0.41 0.402 0.393 0.404 0.421 9/11 Impact

3 6 9 12 15 18 21 24 27 30 1994 0.0002 0.0012 0.0026 0.0036 0.0051 0.0062 0.0075 0.0084 0.0094 0.0104 1995 0.0001 0.0017 0.005 0.0085 0.0107 0.0129 0.0148 0.0167 0.0189 0.0205 1996 0.0001 0.0017 0.005 0.009 0.0122 0.0151 0.0179 0.0206 0.0232 0.0247 1997 0.0003 0.0022 0.0045 0.0074 0.0101 0.0125 0.0147 0.017 0.0184 0.0199 1998 0.0001 0.0009 0.003 0.0048 0.0064 0.008 0.0096 0.0109 0.0119 0.0134 1999 0.0001 0.0015 0.0028 0.0044 0.0058 0.0071 0.0087 0.0111 0.0123 0.0144 2000 0 0.0008 0.0026 0.0045 0.006 0.0085 0.0114 0.0141 0.0164 0.0181 2001 0.0001 0.0008 0.0027 0.0049 0.007 0.0088 0.0108 0.0122 0.0137 0.0153 2002 0 0.0009 0.0021 0.0032 0.0043 0.0055 2003 0 0.0004 Auto Finance Credit Profile 30 Mo. Loss Migration - 2Q Production 1997-2002 Cumulative charge-off rate '97 '00 '01 '99 '98 # Months ..55% - '02

Auto Finance Net Charge-offs % of Average Portfolio 1995 1996 1997 1998 1999 2000 2001 2002* 2003 East 0.0053 0.0086 0.0117 0.0118 0.0094 0.008 0.0088 0.0104 0.0075 *Excluding impact of NCO policy change in 2Q02

Commercial Mortgage Strategic Objectives Lending continuously since mid 1970s Historically very low charge-offs Originate in footprint Current originations - $866 M 2003; $639 M 2002 construction loans priced off LIBOR & prime rate end loans priced & indexed off FHLB advances 9%

Commercial Mortgage Snapshot - 12/31/03 $2.5 B portfolio, 5.7% yield 15% fixed / 85% ARM $500 M construction; $2.0 B permanent loans Average loan size $1.1 M 17 loans > $10 M, largest loan - $34 M 91% of portfolio in retail bank footprint NCO ratio - .05% 2003; .03% 2002; .05% 2001 NPLs (incl construction) - $59 M (2.4%) REO - $4.9 M, 10 units

Commercial Mortgage Portfolio 1996 1997 1998 1999 2000 2001 2002 2003 2.1 1.9 1.8 2 2.1 2.7 2.3 2.5 ($ in billions) Reflects runoff of non-strategic portfolios

IL MI NY OH Other WI 0.23 0.31 0.17 0.16 0.1 0.03 Commercial Mortgage Portfolio - 12/31/03 By State

Commercial Mortgage Portfolio - 12/31/03 By Property Type Non-Res Construct MultiFamily MultiFamily Construct Retail Office/Medical/Warehouse Land Other 0.1 0.31 0.06 0.21 0.15 0.14 0.03

Commercial Leasing Strategic Objectives 15th largest U.S. bank leasing company Big ticket leasing company formed in '88 became CF customer in '89 CF acquired 1/95 Seasoned management group still on board 8%

Commercial Leasing Snapshot - 12/31/03 $2.2 B leasing portfolio Offices in Cleveland, Cincinnati, Chicago, Boston, Charlotte, & Wilton, CT 4.9% yield; 8.2% effective yield Avg relationship of $8.0 M 38 over $20 M; largest is $80 M Avg term of 63 months, range of terms of 1 to 25 years

Commercial Leasing Snapshot - 12/31/03 Fortune 1000 focus, with 62% of portfolio with lessees rated as investment grade NCO ratio - .31% 2003; .03% 2002; .38% 2001; ..00% 2000 NPLs - $6.4 M (.29%) Residual realization 111% in 2003; 106% in 2002; 122% in 2001; 120% since 1995

1995 1996 1997 1998 1999 2000 2001 2002 2003 0.132 0.251 0.439 0.734 1.004 1.8 2 2.1 2.2 ($ in billions) Commercial Leasing Portfolio

Commercial Leasing Snapshot - 12/31/03 Over the Road Manufacturing / Industrial Aircraft Heavy Equipment / Machinery Rail Marine Materials Handling Telecommunications Information Technology Furniture/Fixtures Other 0.11 0.17 0.17 0.05 0.18 0.05 0.06 0.02 0.14 0.04 0.01

Commercial Leasing Portfolio - 12/31/03 Aircraft Leasing $356 M, with $256 M to domestic carriers Long-term leases - 17 different lessees 42 pieces of equipment, w/38 to domestic carriers Maturities extend out over 20 yrs $33 M maturing thru '07 No direct exposure to USA, UAL, AA or AirCanada

Commercial Leasing Portfolio - 12/31/03 Aircraft Leased to Domestic Carriers # $ Regional jets 24 $150 M Boeing 737 & 757 6 70 M Props 8 14 M Ground equip/simulator - 22 M 38 $256 M $159 M five years old or less; avg age of 6.4 yrs Equity position - $180 M; single investor/equip loans - $76 M Supported by $63 M residual/$15 M credit guarantees

Corporate Banking Snapshot - 12/31/03 $1.7 B portfolio, 5.1% yield 4 segments middle market - $691 M business banking - $757 M asset-backed lending - $133 M vendor finance - $99 M Target middle market businesses $5-100 M revenue; business banking < $5 M revenue Minimal shared national credits or unsecured lending 6%

1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 Vendor Fin 99 184 183 350 457 527 677 798 0 0 0 Middle Market 641 680 691 Asset-backed lending 129 130 133 Bus Banking 273 508 757 ($ in millions) Corporate Banking Portfolio Strong growth in business banking $1,318 $1,043 $1,680

Business Banking Portfolio 12/31/03 Lending products launched in 1Q01 $757 M portfolio; up 49% in 2003 Distributed through retail banking centers Avg balance $89 K Avg FICO for business owners > 720 NCO ratio - .72% 2003; 1.35% 2002

2000 2001 2002 2003 Loans 273 508 757 Deposits 285 600 1251 2110 ($ in millions) Why Faster at Charter One? Business Banking Drives Future DDA Growth

Middle Market Snapshot - 12/31/03 20 exposures > $10 M; largest $35 M 71 exposures > $3 M NCO ratio - 1.94% 2003; 1.09% 2002; ..81% 2001; 1.20% 2000 NPLs - $58 M (2.4%)

Corporate Banking Snapshot Geographic Split - 12/31/03 OH New England NY MI IL 0.38 0.09 0.37 0.11 0.05

Corporate Banking Snapshot SIC Split - 12/31/03 Services Manufacturing Finance, Insurance, R/E Trade Construction Transportation Other 0.27 0.24 0.16 0.17 0.07 0.04 0.05

NCO/avg loans (ann) .38% .37%* NPLs/loans .60% .55% NPAs/loans .73% .70% Underperforming assets/loans .89% .94% Allowance/loans 1.34% 1.24% Allowance/NCO (ann) 3.8 yrs 3.4 yrs* *2002 excludes $27.3 M resulting from NCO policy change in 2Q02 Overall Credit Profile 2003 2002

1995 1996 1997 1998 1999 2000 2001 2002* 2003 Reg/Super Reg Banks 0.0027 0.0036 0.0036 0.0039 0.0036 0.004 0.006 0.0067 0.0054 Charter One 0.0011 0.0019 0.0017 0.0014 0.0017 0.0021 0.0027 0.0037 0.0038 * CF excludes $27 M from NCO policy change ** As of 9/30/03 Source: SNL DataSource Net Charge-Offs to Average Loans Restated for mergers **

Big Picture Credit Risk Negligible unsecured lending Negligible auto leasing Negligible national shared/syndicated credits Indirect auto portfolio very high credit profile Manufacturing exposure very diversified Commercial real estate holding up very well No unsecured energy related assets

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

CHARTER ONE FINANCIAL, INC

By: /s/ Robert J. Vana
Date: January 28, 2004
Robert J. Vana
Senior Vice President, Chief
Corporate Counsel and Corporate Secretary